UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
     On August 1, 2005, Commerce Energy Group (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Lawrence Clayton, Jr. , whom the Company appointed as interim Chief Financial Officer and Secretary on August 4, 2005, as described below under Item 5.02. The Consulting Agreement provides that Mr. Clayton will serve as an independent contractor and will provide finance, accounting and financial oversight services to the Company. Under the Consulting Agreement, Mr. Clayton will be paid $200 per hour (with a maximum of $1,500 per day and $7,500 per week). The Consulting Agreement has an initial term through September 30, 2005, which may be extended upon mutual agreement. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On August 4, 2005, the board of directors of the Company decided to terminate without cause the employment of Mr. Peter Weigand, President and a director of the Company. Mr. Weigand was relieved of all of his duties and responsibilities as an officer and employee of the Company, effective immediately. Accordingly, Mr. Weigand will no longer act as the principal operating officer of the Company. During the Company’s search for a chief executive officer, Mr. Weigand had been designated principal executive officer of the Company for purposes of all filings with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That designation ended on August 1, 2005 when the Company appointed Steven S. Boss as its new Chief Executive Officer and designated him the principal executive officer for purposes of filings with the SEC. Mr. Weigand remains a director of the Company.
     On August 4, 2005, the board of directors of the Company also decided to terminate without cause the employment of Mr. Richard L. Boughrum, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Boughrum was relieved of all of his duties and responsibilities as an officer and employee of the Company, effective immediately. Accordingly, Mr. Boughrum will no longer act as the principal financial officer of the Company for purposes of filings with the SEC under the Securities Act and the Exchange Act
     Pursuant to terms of the employment agreements of Messrs. Weigand and Boughrum, the termination of their employment will become effective 60 days following delivery of written notice of termination (i.e., on or about October 8, 2005). Messrs. Weigand and Boughrum remain subject to the confidentiality and nonsolicitation obligations contained in their respective employment agreements. Mr. Weigand also remains subject to the terms of the Agreement Not to Compete he entered into with the Company in connection with the Company’s acquisition of Skipping Stone Inc. Under terms of his employment agreement, Mr. Weigand will be entitled to continue to receive his regular salary and benefits through the effective date of his termination and thereafter receive severance payments equal to his base salary for the remaining term of his employment agreement (i.e., until April 1, 2007) if Mr. Weigand agrees not to engage in specified prohibited activities for six months following the termination of his employment without cause. In addition, the Company’s right to require the forfeiture of shares of restricted stock granted to Mr. Weigand terminates and ceases to be exercisable upon the termination of Mr. Weigand’s employment without cause. Under terms of his employment agreement, Mr. Boughrum will be entitled to continue to receive his regular salary and benefits through the effective date of his termination and thereafter receive severance payments equal to his base salary for the remaining term of his employment agreement (i.e., until April 1, 2007) if Mr. Boughrum agrees not to engage in specified prohibited activities for six months following the termination of his employment without cause. In addition, the Company’s right to repurchase unvested shares of restricted stock granted to Mr. Boughrum terminates and ceases to be exercisable upon the termination of Mr. Boughrum’s employment without cause. The Company’s board of directors has reserved the right to terminate the employment of Mr. Weigand and/or Mr. Boughrum with cause prior to October 8, 2005.
     On August 4, 2005, the board of directors of the Company appointed Lawrence Clayton, Jr. as the interim Chief Financial Officer and Secretary of the Company and designated him the principal financial officer for purposes of all filings with the SEC under the Securities Act and the Exchange Act.

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     Mr. Clayton, 52, has been a principal of The Practice Advisory Group, a private management consulting organization, since March 2004. From 2003 to March 2004, he served as a private consultant for energy clients. Mr. Clayton served as Chief Financial Officer of EOTT Energy, a large independent gatherer and marketer of crude oil, from 2000 to 2002. From 1994 to 2000, Mr. Clayton was the Chief Financial Officer of Aquila Energy, an energy merchant subsidiary of UtiliCorp United, Inc., which traded on the New York Stock Exchange. Mr. Clayton is a graduate of Rice University, where he earned both an M.A. degree in Accounting and a B.A. degree in Managerial Studies and Economics.
     As described in Item 1.01 above, on August 1, 2005, the Company entered into a Consulting Agreement with Mr. Clayton. The description of the Consulting Agreement in Item 1.01 and the copy of the Consulting Agreement attached hereto as Exhibit 10.1 are incorporated herein by reference.
     On August 5, 2005, the Company issued a press release announcing the terminations of Messrs. Weigand and Boughrum and the appointment of Mr. Clayton as the interim Chief Financial Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Agreement for Consulting Services by and between Lawrence Clayton, Jr. and Commerce Energy Group, Inc. dated as of August 1, 2005.

99.1	Press Release of Commerce Energy Group, Inc., dated August 5, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: August 5, 2005	By:	/s/ STEVEN S. BOSS
		Name:	Steven S. Boss
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement for Consulting Services by and between Lawrence Clayton, Jr. and Commerce Energy Group, Inc. dated as of August 1, 2005.

99.1	Press Release of Commerce Energy Group, Inc., dated August 5, 2005.